Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
 1940 Act File No. 811-05037

BOSTON COMMON INTERNATIONAL FUND
ticker: BCAIX

BOSTON COMMON U.S. EQUITY FUND
ticker: BCAMX

Supplement dated November 21, 2017 to the
Prospectus and Statement of Additional Information ("SAI")
 dated January 30, 2017

Important Notice Regarding Change in Investment Policy

Effective January 30, 2018, the Boston Common International Fund will change its name to the:

"Boston Common ESG Impact International Fund"

At the same time, the Boston Common U.S. Equity Fund will change its name to the:

"Boston Common ESG Impact U.S. Equity Fund"

The investment adviser believes that the new names will better describe the Funds' current investment strategies.

All references in the Prospectus and SAI to the Boston Common International Fund will be replaced with Boston Common ESG Impact International Fund as of that date. Additionally, references in the Prospectus and SAI to the Boston Common U.S. Equity Fund will be replaced with Boston Common ESG Impact U.S. Equity Fund.

Although the investment strategies will not change, the Fund's investment policies will be updated to reflect the newly named Funds.

The new Investment Policy for the Boston Common ESG Impact International Fund will be as follows:

The Boston Common ESG Impact International Fund will normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the securities of non U.S. companies that meet the Adviser's ESG criteria.

The new Investment Policy for the Boston Common ESG Impact U.S. Equity Fund will be:

The Boston Common ESG Impact U.S. Equity Fund will normally invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. companies that meet the Adviser's ESG criteria.

Please retain this Supplement with the Prospectus and the SAI.